CONFORMED COPY










                                    AMENDMENT AGREEMENT dated as of September 6,
                           1996, among MANOR CARE, INC., a Delaware corporation (the "Company"), MANOR HEALTHCARE CORP., a Delaware Subsidiary, CHOICE HOTELS INTERNATIONAL, INC., a Delaware Subsidiary, QUALITY HOTELS EUROPE, INC., a Delaware Subsidiary, QUALITY HOTELS EUROPE (JENA) GMBH, a German Subsidiary, and the other BORROWING SUBSIDIARIES, (collectively, and together with the Company, the "Borrowers"); the lenders listed in Annex I hereto under the captions "Departing Lenders" (the "Departing Lenders") and "Continuing Lenders" (the "Continuing Lenders" and, together with the Departing Lenders, the "Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, the "Agent").


                  A. The Borrowers, the Continuing Lenders and the Departing Lenders are parties to the Original Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Amended Credit Agreement referred to in paragraph B below).

                  B. The Borrowers have requested the Continuing Lenders, and such Lenders are willing, to amend and restate the Original Credit Agreement in the form of the agreement attached hereto as Exhibit A (the "Amended Credit Agreement") and to extend credit in the form of Loans provided for in the Amended Credit Agreement in an aggregate principal amount at any time outstanding not exceeding $250,000,000. The proceeds of such Loans are to be used for general corporate purposes of the Borrowers and their subsidiaries, including working capital, capital expenditures, acquisitions and equity investments.

                  C. At the time the amendment and restatement of the Original Credit Agreement becomes effective, the commitments of the Departing Lenders under the Original Credit Agreement will terminate and the Departing Lenders shall cease to be parties to such Agreement.


                  NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of Credit Agreement; Termination of certain Loan Documents. (a) The Original Credit Agreement is hereby amended and restated, effective as of the Amendment Effective Date (as hereinafter defined), in the form of the Amended Credit Agreement. Upon the effectiveness of such amendment and restatement, all loans outstanding under the Original Credit Agreement will be deemed to be Loans outstanding under the Amended Credit Agreement and, in the case of the Eurodollar Loans, to have initial Interest Periods ending on the dates designated in writing by the Borrowers to the Agent prior to the Amendment Effective Date.

                  (b) The Loan Documents (as defined in the Original Credit Agreement), other than the Original Credit Agreement, are terminated as of the Amendment Effective Date.

                  SECTION 2. Assignment. (a) Subject to the conditions referred to in Section 5, on and as of the Amendment Effective Date, each Lender shall sell and assign or purchase, as the case may be, the interests in the Loans outstanding under the Amended Credit Agreement by virtue of Section 1 above, in order that, after giving effect to all such sales, assignments and purchases, such Loans will be held by the Continuing Lenders ratably in accordance with their Commitments as set forth in Schedule 2.01 of the Amended Credit Agreement. Such assignments and purchases shall be without recourse, warranty or representation, except that each assigning Lender (collectively, the "Assigning Lenders") shall be deemed to have represented that it is the legal and beneficial owner of the Loans assigned by it and that such Loans are free and clear of any adverse claim. The purchase price for each such sale, assignment and purchase shall equal the principal amount of the subject Loans. Each Lender purchasing Loans hereunder (collectively, the "Purchasing Lenders") shall be deemed to have purchased the Loans purchased by it from each of the Assigning Lenders pro rata based on the amounts of the Loans being sold by such Assigning Lenders. As of the Amendment Effective Date, each Departing Lender shall cease to be a party to the Original Credit Agreement; provided, however, that, notwithstanding the foregoing, each Departing Lender shall retain all its rights under the Original Credit Agreement in respect of indemnification and expense reimbursement obligations, including under Sections 2.13, 2.15, 2.19 and 10.05 thereof.

                  (b) On the Amendment Effective Date, (i) each Purchasing Lender shall pay the amount to be paid by it pursuant to paragraph (a) above by wire transfer to such account in New York City as the Agent may designate in Federal funds not later than 12:00 (noon), New York City time, and (ii) the Agent shall pay each Assigning Lender, solely from the amounts received by it pursuant to clause (i) above or the next sentence, the amounts to be received by such Assigning Lender pursuant to paragraph (a) above by wire transfer of Federal funds not later than 3:00 p.m., New York City time to the account of such Assigning Lender designated on the Administrative Questionnaire submitted to the Agent by such Assigning Lender or, in the case of any Departing Lender, to the account of such Assigning Lender designated in writing to the Agent. The Borrowers agree that if any Lender shall default in the payment of any amount due from it under this Section 2, the Borrowers shall promptly pay the defaulted amount to the Agent by wire transfer of immediately available funds, together with interest on such amount at the Alternate Base Rate from the Amendment Effective Date to the date of payment. Upon any such payment by the Borrowers,
(i) the Borrowers shall be subrogated to all rights of the assigning Lender against the defaulting Lender and (ii) the Borrowers shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.04 of the Amended Credit Agreement) all its interests, rights and obligations under the Amended Credit Agreement to another financial institution which shall assume such interests, rights and obligations; provided that (A) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (B) the assignee shall pay to the defaulting Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Amended Credit Agreement, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Amended Credit Agreement.

                  SECTION 3. Fees; Interest. (a) On the Amendment Effective Date, simultaneously with the effectiveness of the assignments provided for in
Section 2, the Borrowers shall pay (i) to the Agent, for its own account or the accounts of the Departing Lenders and Continuing Lenders, as the case may be, the fees that have accrued to but excluding the Amendment Effective Date but not been paid under the Original Credit Agreement and (ii) for the accounts of the Agent and the Lenders entitled thereto, the Fees referred to in Section 5(e). The fees referred to in this Section will be payable in immediately available funds and, once paid, will not be refundable, absent manifest error.

                  (b) On the Amendment Effective Date, simultaneously with the effectiveness of the assignments provided for in Section 2, the Borrowers shall pay to the Agent, for the accounts of the Departing Lenders and the Continuing Lenders, all unpaid interest accrued to but excluding the Amendment Effective Date on the loans outstanding under the Original Credit Agreement.

                  (c) Any sale of a Loan by a Lender under this Amendment Agreement shall be deemed a prepayment of such Loan for purposes of Section 2.15 of the Original Credit Agreement. In addition, any reduction in the length of an existing Interest Period pursuant to Section 1 above shall be deemed a prepayment of the subject Loan as of the date of the last day of such reduced Interest Period and the Company hereby agrees to treat such prepayment in accordance with Section 2.15 of the Original Credit Agreement.

                  (d) The Agent will, upon receipt thereof, promptly pay to the Departing Lenders and Continuing Lenders any fees and unpaid interest received pursuant to clause (a) or (b) above for their account.

                  SECTION 4. Representations and Warranties. Each Borrower represents and warrants to the Agent and to each of the Lenders that:

                  (a) This Amendment and the Amended Credit Agreement have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general equity principles (whether enforcement is sought by proceedings in equity or at law), including but not limited to principles governing the availability of the remedies of specific performance and injunctive relief.

                  (b) The representations and warranties set forth in Article III of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                  (c) As of the date hereof, no Default or Event of Default has occurred and is continuing.

                  SECTION 5. Effectiveness. The sales, assignments and purchases provided for in Section 2 shall become effective on September 6, 1996, but only upon satisfaction of the following conditions precedent (such date, in the event such conditions shall be satisfied, being the "Amendment Effective Date"):

                  (a) The Agent shall have received on behalf of itself and the Lenders a favorable written opinion of James H. Rempe, Esq., General Counsel of the Company, dated the Amendment Effective Date and addressed to the Agent and the Lenders, substantially to the effect set forth in Exhibit B hereto and satisfactory to Cravath, Swaine & Moore, counsel for the Agent. The Company hereby instructs such counsel to deliver such opinion.

                  (b) All legal matters incident to this Amendment Agreement and the Amended Credit Agreement, the borrowings and extensions of credit thereunder and the other Loan Documents shall be satisfactory to the Lenders and the Agent and to Cravath, Swaine & Moore, counsel for the Agent.

                  (c) The Agent shall have received (i) a copy of all amendments to the certificate or articles of incorporation (or analogous documents) of each of the Borrowers, since December 1, 1994, certified as of a recent date by the Secretary of State (or other appropriate Governmental Authority) of the state or country of its organization, and a certificate as to the good standing (or such other analogous certification to the extent available) of such Borrower as of a recent date, from such Secretary of State (or other appropriate Governmental Authority) or such other evidence as is reasonably satisfactory to the Agent; (ii) a certificate of the Secretary or Assistant Secretary of such Borrower dated the Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or such analogous documents to the extent available) of such Borrower as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of this Amendment Agreement, the Amended Credit Agreement and the other Loan Documents and the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or analogous documents) of such Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or other analogous certification or such other evidence reasonably satisfactory to the Agent) furnished pursuant to clause (i) above, and
         (D) as to the incumbency and specimen signature of each officer executing this Amendment Agreement, the Amended Credit Agreement or any Loan Document or other document delivered in connection herewith on behalf of such Borrower; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or their counsel or Cravath, Swaine & Moore, counsel for the Agent, may reasonably request.

                  (d) The Agent shall have received a certificate of each of the Borrowers, dated the Amendment Effective Date and signed, in the case of the Company, by a Financial Officer of the Company, and in the case of each Borrower other than the Company, a Responsible Officer of such Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Amended Credit Agreement.

                  (e) The Agent shall have received all Fees and other amounts due and payable on or prior to the Amendment Effective Date hereunder or under the Amended Credit Agreement.

                  (f) The Agent shall have received counterparts of this Amendment Agreement and the Amended Credit Agreements which, when taken together, bear the signatures of all the parties hereto and thereto.

                  On or prior to the Amendment Effective Date, the Departing Lenders and the Continuing Lenders shall deliver to the Agent, for delivery to and cancelation by the Borrowers, all notes issued by the Borrowers under the Original Credit Agreement and then held by them (collectively, the "Old Notes"). Upon the effectiveness of the assignments referred to in Section 2 of this Amendment Agreement, the Agent shall release and deliver the Old Notes of the Borrowers for cancellation. Each of the Lenders that fails so to deliver its Old Notes hereby agrees to indemnify the Borrowers against any loss resulting from such failure. Notwithstanding the foregoing, no Departing Lender shall be obligated to deliver any Old Note except against receipt of payments as set forth in Sections 2(b) and 3 hereof.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Expenses. The Company agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement and the Amended Credit Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first written above.



                                 MANOR CARE, INC., as a
                                 Borrower and as a guarantor,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President


                                 MANOR HEALTHCARE CORP., as a
                                 Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President


                                 CHOICE HOTELS INTERNATIONAL, INC.,
                                 as a Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President

                                   by

                                     Name:
                                     Title:


                                 QUALITY HOTELS EUROPE, INC., as a
                                 Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President


                                 QUALITY HOTELS EUROPE (JENA) GmbH,
                                 as a Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President

                                 THE CHASE MANHATTAN BANK,
                                 individually and as Agent,

                                   by
                                     /s/ Dawn Lee Lum
                                     Name:  Dawn Lee Lum
                                     Title: Vice President


                                 NATIONSBANK, N.A., individually and
                                 as Co-Agent,

                                   by
                                     /s/ S. Walker Choppin
                                     Name:  S. Walker Choppin
                                     Title: Senior Vice President


                                 AMSOUTH BANK OF ALABAMA,

                                   by
                                     /s/ Laine Little
                                     Name:  Laine Little
                                     Title: Vice President


                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION,

                                   by
                                     /s/ Wyatt R. Richie
                                     Name:  Wyatt R. Richie
                                     Title: Managing Director


                                 THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                 NEW YORK BRANCH,

                                   by
                                     /s/ J. Andrew Don
                                     Name:  J. Andrew Don
                                     Title: Vice President and
                                                     Manager


                                 CITIBANK, N.A.,

                                   by
                                     /s/ Margaret AuBrown
                                     Name:  Margaret AuBrown
                                     Title: Vice President


                                 CREDIT LYONNAIS NEW YORK BRANCH,

                                   by
                                     /s/ Farboud Tavangar
                                     Name:  Farboud Tavangar
                                     Title: Vice President

                                 CRESTAR BANK,

                                   by
                                     /s/ Greg D. Wheeless
                                     Name:  Greg D. Wheeless
                                     Title: Senior Vice President


                                 THE DAI-ICHI KANGYO BANK, LTD.,

                                   by
                                     /s/ Roland C. Wolinsky
                                     Name:  Roland C. Wolinsky
                                     Title: Vice President and
                                                   Group Leader


                                 DEUTSCHE BANK AG, New York and/or
                                 Cayman Islands Branches,

                                   by
                                     /s/ Colin T. Taylor
                                     Name:  Colin T. Taylor
                                     Title: Director

                                   by
                                     /s/ Alka Jain Goyal
                                     Name:  Alka Jain Goyal
                                     Title: Assistant Vice President


                                 THE FIRST NATIONAL BANK OF CHICAGO,

                                   by
                                     /s/ Patricia Schneeberger
                                     Name:  Patricia Schneeberger
                                     Title: Assistant Vice President


                                 THE FIRST NATIONAL BANK OF MARYLAND,

                                   by
                                     /s/ Michael B. Stueck
                                     Name:  Michael B. Stueck
                                     Title: Vice President


                                 FIRST UNION NATIONAL BANK OF NORTH
                                 CAROLINA,

                                   by
                                     /s/ Joseph H. Towell
                                     Name:  Joseph H. Towell
                                     Title: Senior Vice President

                                 FLEET NATIONAL BANK,

                                   by
                                     /s/ Catherine L. Frisch
                                     Name:  Catherine L. Frisch
                                     Title: Vice President


                                 MELLON BANK, N.A.,

                                   by
                                     /s/ Colleen Cunniffe
                                     Name:  Colleen Cunniffe
                                     Title: Banking Officer


                                 PNC BANK, NATIONAL ASSOCIATION,

                                   by
                                     /s/ Karen M. George
                                     Name:  Karen M. George
                                     Title: Assistant Vice President


                                 THE SANWA BANK LIMITED,

                                   by
                                     /s/ Dominic J. Sorresso
                                     Name:  Dominic J. Sorresso
                                     Title: Vice President


                                 TORONTO DOMINION (NEW YORK), INC.,

                                   by
                                     /s/ Jorge Garcia
                                     Name:  Jorge Garcia
                                     Title: Vice President

                                                                  ANNEX I










Departing Lenders

         Amsouth Bank of Alabama
         Citibank, N.A.



Continuing Lenders

         The Chase Manhattan Bank
         NationsBank, N.A.
         Bank of America National Trust and Savings Association
         The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
         Credit Lyonnais New York Branch
         Crestar Bank
         The Dai-Ichi Kangyo Bank, Ltd.
         Deutsche Bank AG, New York and/or Cayman Islands Branches The First National Bank of Chicago The First National Bank of Maryland First Union National Bank of North Carolina Fleet National Bank Mellon Bank, N.A. PNC Bank, National Association The Sanwa Bank Limited Toronto Dominion (New York), Inc.

                                                                 EXHIBIT B










                                 FORM OF OPINION
                             OF JAMES H. REMPE, ESQ.
                         GENERAL COUNSEL FOR THE COMPANY


                  1. Each of the Borrowers (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as not conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under the Amendment Agreement and each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and to borrow under the Loan Documents.

                  2. The execution, delivery and performance by each of the Borrowers of the Amendment Agreement and each of the Loan Documents and the borrowings under the Loan Documents by each of the Borrowers (collectively, the "Transactions") (a) have been duly authorized by all requisite action, including, if required, stockholder action on the part of each of the Borrowers and (b) will not (i) violate (A) to my best knowledge after due inquiry, any provision of law, statute, rule or regulation, (B) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of any Borrower, (C) to my best knowledge after due inquiry, any order of any Governmental Authority or (D) to my best knowledge after due inquiry, any provision of any indenture, agreement or other instrument to which any Borrower is a party or by which any of them or any of their property is or may be bound,
(ii) to my best knowledge after due inquiry, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Borrower.

                  3. The Amendment Agreement has been duly executed and delivered by each of the Borrowers and constitutes, and each of the Loan Documents when executed and delivered by each of the Borrowers will constitute, a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms.

                  4. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

                  5. (a) There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting any Borrower or any business, property or rights of any such person (i) which involve any Loan Document or the Transactions (excluding any such actions, suits or proceedings threatened by the Lenders or the Agent) or (ii) as to which there is a reasonable probability of any adverse determination and which, if such probable adverse determination






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                                        2









occurred, could reasonably be anticipated to result in a Material
Adverse Effect.

                  (b) None of the Borrowers is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be anticipated to result in a Material Adverse Effect.

                  6. None of the Borrowers is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.